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                                                                    EXHIBIT 23.2



                        Consent of Independent Auditors



The Board of Directors
Canaan Energy Corporation:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus/proxy statement.

                                              KPMG LLP


Oklahoma City, Oklahoma
February 11, 2000
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                        Consent of Independent Auditors



The Board of Directors
Indian Oil Company:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus/proxy statement.

                                              KPMG LLP


Oklahoma City, Oklahoma
February 11, 2000